(As filed with the Securities and Exchange Commission on December 28, 2012)

Investment Company Act File No. 811-04889

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM N-2

Registration Statement Under the Investment Company Act of 1940

Amendment No. 18

H&Q HEALTHCARE INVESTORS

(Exact Name of Registrant as Specified in Charter)

2 Liberty Square, 9th Floor, Boston, MA 02109

(Address of Principal Executive Offices)

(617) 772-8500

(Registrant’s Telephone Number, including Area Code)

Daniel R. Omstead, Ph.D.

2 Liberty Square, 9th Floor, Boston, MA 02109

(Name and Address of Agent for Service)

Copies of Communications to:

Joseph R. Fleming, Esq.

Dechert LLP

200 Clarendon St.

27th Floor

Boston, MA  02116-5021

This amendment is being filed solely to file Exhibit No. (b)(iii) to this Registration Statement relating to the By-Laws.

PART C

OTHER INFORMATION

Registrant’s By-Laws, revised through December 13, 2012 by the Registrant’s Board of Trustees, are filed herewith as Exhibit (b)(iii).

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 18 to its Registration Statement under the Investment Company Act of 1940 to be signed on its behalf by the undersigned thereunto, duly authorized, in the Commonwealth of Massachusetts, on the 28th day of December, 2012.

H&Q HEALTHCARE INVESTORS

By:	/s/ Daniel R. Omstead

Daniel R. Omstead
President

EXHIBIT INDEX

Exhibit No.	Description

(b)(iii)	By-Laws, revised through December 13, 2012.